UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

Arabian American Development Company
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	1-33926 (Commission File Number)	75-1256622 (I.R.S. Employer Identification No.)

7752 FM 418
P.O. Box 1636
Silsbee, Texas 77656
 (Address of principal executive offices)

(409) 385-8300
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 10, 2010, the Audit Committee of the Board of Directors and management of Arabian American Development Company (the “Company”) concluded that its previously issued 2008 consolidated financial statements, as included in its December 31, 2008 Form 10-K filed with the Securities and Exchange Commission on March 16, 2009, should no longer be relied upon as a result of an error in the accounting treatment of certain organizational costs  incurred on behalf of  Al Masane Al Kobra (“AMAK”).

In connection with the formation of AMAK, the Company incurred $3,712,500 in organizational and other formation costs.  The Company originally capitalized these costs as a part of the costs of its investment in the mining interests transferred to AMAK.  However, the Company has now determined that the costs, incurred on behalf of AMAK, must be accounted for as costs incurred for the organization of AMAK. As a result, the Company must treat the costs as incurred on behalf of and contributed to AMAK, and AMAK must treat the costs as organizational costs which are expensed as incurred.

At the time these costs were incurred the Company was using the equity method to account for its investment in AMAK; and therefore, the Company should have, but did not, record a loss of $1,856,250 ($.08 per share) from its 50% equity in the net loss of AMAK incurred by AMAK when it expensed these organizational costs. The 2008 financial statements have been restated to record this loss.

The recording of this loss caused the Company’s long-term deferred tax assets to increase by $631,125.  This increase in deferred tax assets was offset by an equal increase in the valuation allowance for deferred taxes, such that net tax expense and net tax liabilities were not affected.

Accordingly, the Company is restating its consolidated financial statements and other financial information for the year and fourth quarter ended December 31, 2008, and disclosing the effect in its December 31, 2009 Form 10-K to be filed on March 15, 2010.

The members of the Audit Committee of the Company have discussed with the Company’s independent registered public accounting firm, Travis Wolff,  LLP, the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).

The effects of the restatement are as follows:

	December 31, 2008
	As Reported	As Restated
Consolidated Balance Sheet
Investment in AMAK	$33,002,407	$31,146,157
Total Assets	98,146,140	96,289,890
Retained Earnings	4,299,535	2,443,285
Total Arabian American Development Company Stockholders’ Equity	46,846,869	44,990,619
Total Equity	47,136,092	45,279,842
Total Liabilities and Equity	98,146,140	96,289,890

Consolidated Statement of Operations
Equity in loss from AMAK	$--	$(1,856,250)
Loss before income tax benefit	(14,359,185)	(16,215,435)
Net loss	(9,380,339)	(11,236,589)
Net loss attributable to Arabian American Development Company	(8,874,915)	(10,731,165)
Net loss per common share:
Basic	$(0.38)	$(0.46)
Diluted	$(0.38)	$(0.46)

	December 31, 2008
	As Reported	As Restated
Consolidated Statement of Stockholders’ Equity
Investment in AMAK	$(9,994,987)	$(11,851,237)

Consolidated Statement of Cash Flows
Operating Activities
Net loss attributable to Arabian American Development Company	$(8,874,915)	$(10,731,165)
Equity in loss from AMAK	$--	$1,856,250

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  March 10, 2010                                                                By: /s/ Connie Cook___________
               Connie Cook
                                                                      Principal Financial and Accounting Officer